EXHIBIT 10.5

EVEREST ACQUISITION CORPORATION

Asia Pacific Capital (HK) Ltd.
15/F, The Hong Kong Club Building
3A Chater Road
Central Hong Kong

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Everest Acquisition Corporation (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), Asia Pacific Capital (HK) Ltd. (“Asia Pacific Capital”) shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in the Hong Kong Central area as may be required by the Company from time to time, situated at 15/F, The Hong Kong Club Building, 3A Chater Road, Central Hong Kong (or any successor location). In exchange therefor, the Company shall pay to Asia Pacific Capital the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

Very truly yours,

EVEREST ACQUISITION CORPORATION

By:_______________________________
Name: Virendra Nath
Title: Chief Financial Officer

AGREED TO AND ACCEPTED BY:

ASIA PACIFIC CAPITAL (HK), LTD.

By: ____________________________
Name: Ashok S. Kothari
Title: Managing Director